SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 25, 1998


                     DYNAMIC ASSOCIATES, INC.
                  ---------------------------
     (Exact name of registrant as specified in its charter)



   NEVADA                             33-55254-03             87-0473323
--------------                  -----------------------   ------------------
(State or other                 (Commission File Number)  (IRS Employer
jurisdiction of incorporation)                            Identification Number)

7373 NORTH SCOTTSDALE ROAD
SUITE B-169
SCOTTSDALE, ARIZONA                                        85253
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(Address of principal executive offices)                 (Zip Code)

Registrants telephone number, including area code (602) 483-8700
                                                  --------------

6609 NORTH SCOTTSDALE ROAD
SUITE B-150
SCOTTSDALE, ARIZONA                                            85251
-------------------------------                              ----------
(Former name or former address,                              (Zip Code)
if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None

ITEM 5. OTHER EVENTS

     Dynamic is engaged in (i) the development and acquisition of microwave technologies for medical purposes through Microwave Medical Corporation, a California corporation, a wholly owned subsidiary, (ii) managing the operations of psychiatric/geriatric units for various hospitals through Genesis, a wholly owned subsidiary, and Geriatric Care Centers of America, Inc. ("GCCA") and (iii) the manufacturing of highly technologically advanced microwave components and subsystems for the communications and aerospace industries through P&H Laboratories, Inc., a California corporation, a wholly owned subsidiary.

     On February 10th, 199 the Board of Directors of Dynamic approved the "spin-off" of its subsidiaries, Microwave Medical Corporation and P&H Laboratories, Inc. The Company plans to proceed with the spin-off in an expedited manner. On December 4, 1997 Dynamic formed MW Medical, Inc. as a Nevada corporation ("MW Medical") with a capital structure similar to Dynamic to provide for a one for one stock issuance upon the spin off of MW Medical. On February 25, 1998 the board of directors of MW Medical approved the issuance of shares of stock to Dynamic in anticipation of the spinoff March 11, 1998. A plan of funding was also approved to provide a procedure for MW Medical to go forward and is attached as Exhibit A (Contribution Agreement, Plan and Agreement of Reorganization and Distribution, ("Contribution Agreement")). An Information Statement was prepared and distributed to the shareholders of Dynamic, attached as Exhibit B. Shareholder approval was not required and was not sought in the spinoff.

     On February 25, 1998, the Company entered into the Contribution Agreement, with its wholly owned subsidiary, MW Medical, Inc. ("MW"), a Nevada corporation, and MW's wholly owned subsidiaries, Microwave Medical, Inc. ("MMC"), a California corporation and P&H Laboratories, Inc. ("P&H"), a California corporation. According to this Agreement, the Company agreed to issue a pro rata number of shares of MW based upon the holdings of shareholders of Dynamic stock. At that time shares were issued to Dynamic in anticipation of the spinoff.

     This Distribution will result in a taxable disposition by Dynamic of its shares in the MW Medical. For federal income tax purposes, Dynamic will recognize a gain if the fair market value of MW Medical's shares exceeds Dynamic's tax basis in MW Medical's Common Stock, and Dynamic will recognize a loss if Dynamic's tax basis in MW Medical's Common Stock exceeds the fair market value of the Dynamic shares. The Distribution will be taxed as a dividend to the shareholders of Dynamic in an amount equal to the lesser of (i) the fair market value of the Company's Common Stock received by a shareholder, and (ii) the current or accumulated earnings and profits of Dynamic. If the aggregate fair market value of MW Medical's Common Stock exceeds the current or accumulated earnings and profits of Dynamic, such excess shall first be treated as return of basis to each shareholder, and, if such excess exceeds a shareholder's basis in his

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or her Dynamic stock, it shall be taxed as a capital gain.  Such capital gain shall be long- or short-term, based on the shareholder's holding period in its Dynamic stock. The shareholder's holding period for MW Medical's Common Stock received shall begin on the date of the Distribution.

     For Dynamic shareholders that are foreign corporations or non-resident aliens, the U.S. imposes a tax of thirty percent (30%) (or such lesser rate as may apply under an applicable income tax treaty) on the amount of the Distribution if it is classified as a dividend. This tax is to be withheld by the payee from the gross amount of the dividend. Current U.S. income tax regulations require that tax on the Distribution be paid to the Internal Revenue Service as if the entire Distribution is a dividend, and if some or all of the Distribution is not a dividend, the excess amounts withheld are to be refunded by the Internal Revenue Service.

     Dynamic has valued the Company's Common Stock at $14,223,929, which is based upn the number of shares outstanding on the Record Date multiplied by the
bid price at the closing on this date, which was $1.00.   This amount is less
than Dynamic's tax basis in the spunoff entities. Accordingly, Dynamic should not recognize any gain on the Distribution. Dynamic has internally determined that it does not have any accumulated earnings and profits as of December 31, 1997. The spunoff entity cannot know whether or not it will have earnings and profits in 1998 which would cause all or a portion of the Distribution to be a dividend to the shareholders of Dynamic. This information will not be available to Dynamic or its shareholders until January of 1999. Accordingly, the tax consequences of the Distribution to the shareholders of Dynamic are not known at this time.

     To the extent of the earnings and profits of Dynamic in 1998, the Distribution will be a dividend to the shareholders of Dynamic. To the extent Dynamic has no earnings and profits in 1998, or the fair market value of MW Medical's Common Stock exceeds the amount of such earnings and profits, the Distribution will be treated as a return of capital to the shareholders of Dynamic. Each shareholder's tax basis in his or her Dynamic shares will be reduced to such extent. If the amount a shareholder receives as a return of capital exceeds his or her tax basis in Dynamic shares, such excess will be recognized as a capital gain. The capital gain will be short- or long-term on the period the shareholder has held his or her Dynamic shares.

     In connection with the Distribution, MW Medical and Dynamic have entered into the Contribution Agreement for the purpose of giving effect to the Distribution and defining their ongoing relationships. This agreement was negotiated while MW Medical was wholly-owned by Dynamic and therefore will not be the result of arms-length negotiations between independent parties, although MW Medical believes the various pricing terms to be comparable to what could be achieved through arms-length negotiations. Certain provisions contained in this agreement relating to a change in control, merger or acquisition of MW Medical may have the effect of discouraging third parties from making proposals involving an acquisition or change in control prior to the termination of such agreements.

     Following the Distribution, additional or modified agreements, arrangements and transactions may be entered into among MW Medical, Dynamic and their respective subsidiaries. Any such future agreements, arrangements and transactions will be determined through arms-length negotiations between the parties in the ordinary course of business.


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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Information is not required to be provided as detailed in Item 601 of Regulation S-B. This spinoff does not exceed 10% of the total consolidated assets of registrant and as such does not involve a significant amount of assets.

Exhibit Number      Description

A                   Contribution Agreement, Plan and Agreement or Reorganization
                      and Distribution
B                   Information Statement


ITEM 8.  CHANGE IN FISCAL YEAR

     None

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)   DYNAMIC ASSOCIATES, INC.


(Signature) *  /s/ Jan Wallace
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               Jan Wallace, President

Date           February 26, 1998
               -------------------------
*Print name and title of the signing officer under his/her signature.

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